Provision for Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2024	Dec. 31, 2023
Income Tax Disclosure [Abstract]
Provision for Income Taxes
Note 9 — Income Taxes
The Company computes its provision for income taxes by applying the estimated annual effective tax rate to year-to-date
income from recurring operations and adjusts the provision for discrete tax items recorded in the period.
There has historically been no federal or state provision for income taxes because the Company has incurred operating losses and maintains a full valuation allowance against its net deferred tax assets. For the three months ended March 31, 2024 and 2023, the Company recognized no

provision for income taxes consistent with the losses incurred and the valuation allowance against the deferred tax assets.
Utilization of net operating loss carryforwards, tax credits and other attributes may be subject to future annual limitations due to the ownership change limitations provided by Section 382 of the Internal Revenue Code and similar state provisions.
The Company files income tax returns in the U.S. federal jurisdiction and various states. The Company is not currently under examination by income tax authorities in federal, state or other jurisdictions. All tax returns will remain open for examination by the federal and state authorities for three and four years, respectively, from the date of utilization of any net operating loss or credits.

Note 11 — Provision for Income Taxes
Components of Loss Before Provision for Income Taxes
For financial reporting purposes, loss before provision for income taxes includes the following components:

	As of December 31,
in thousands	2023	2022
Domestic	$(178,376)	$(411,438)
Foreign	—	—

Loss before income taxes	$(178,376)	$(411,438)

For each of the years ended December 31, 2023 and 2022, the Company recognized no provision for income taxes consistent with the losses incurred and the valuation allowance against the deferred tax assets.

Effective Tax Rate
Reconciliation between the effective tax rate on income from continuing operations and the statutory tax rate of 21% is as follows:

	December 31,
	2023	2022
U.S. federal provision at statutory rate	21.0	21.0%
Tax credits	2.4	2.1
Expired attributes	(6.8)	—
Non-deductible executive compensation	(0.5)	(1.0)
Stock-based compensation	(1.5)	(1.3)
Debt restructuring	(7.3)	—
Fair value adjustment	2.8	(1.0)
Change in valuation allowance	(9.9)	(16.8)
Goodwill impairment	—	(3.0)
Other	(0.2)	—

Effective tax rate	0.0%	0.0%

Deferred Taxes
The Company’s deferred income tax assets and liabilities are as follows:

	As of December 31,
in thousands	2023	2022
Deferred tax assets:
Net operating loss carry forward	$115,657	$95,980
Tax credits	18,565	24,296
Capitalized research and development	32,210	21,763
Stock-based compensation	1,031	2,752
Operating lease liabilities	2,579	3,283
Fixed assets	16,606	—
Intangibles	—	18,245
Accruals and reserves	7,049	6,734
Deferred revenue	6,002	1,271
Other	126	—

Total deferred tax assets	199,825	174,324
Deferred tax liabilities:
Right of use assets	(2,468)	(3,273)
Intangible assets	(478)	(913)

Total deferred tax liabilities	(2,946)	(4,186)

Net deferred tax assets before valuation allowance	196,879	170,138
Valuation allowance	(196,879)	(170,138)

Net deferred tax assets (liabilities)	$—	$—

The Company assesses the realizability of deferred tax assets based on the available evidence, including a history of taxable income and estimates of future taxable income. In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that all or some portion of deferred tax assets will not be realized. Due to the losses the Company generated in the current and prior years, the Company believes it is not more likely than not that all of the deferred tax assets can be realized. Accordingly, the Company established and recorded a full valuation allowance on its net deferred tax assets. The Company’s valuation allowance increased by $26.7 million and $81.5 million during the years ended December 31, 2023 and 2022, respectively.
As of December 31, 2023, the Company had $448.1 million of U.S. federal net operating loss carryforwards, of which $428.0 will be carried forward indefinitely for U.S. federal tax purposes and $20.1 million will expire beginning in 2036. In addition, the Company has $340.8 million of state net operating loss carryforwards available to reduce future taxable income, if not utilized, will begin to expire beginning in 2036.
As of December 31, 2023, the Company also has federal and California research and development tax credit carryforwards of $7.7 million and $18.5 million, respectively. The federal research credit carryforwards will begin to expire in 2036 and California research credits can be carried forward indefinitely.
Utilization of the net operating loss and credit carryforwards may be subject to a substantial annual limitation due to the ownership change limitations provided by Section 382 of the Internal Revenue Code of 1986, as amended, and similar state provisions. The annual limitation may result in the expiration of net operating losses and tax credits before utilization. The events that may cause ownership changes include, but are not limited to, a cumulative stock ownership change of greater than 50% over a three-year period.
The Company files income tax returns in the U.S. federal jurisdiction and various states. The Company is not currently under examination by income tax authorities in federal, state or other jurisdictions. All tax returns will remain open for examination by the federal and state authorities for three and four years, respectively, from the date of utilization of any net operating loss or credits.
Unrecognized Tax Benefits
The Company accrues for uncertain tax positions identified, which are not deemed more likely than not to be sustained if challenged, and recognizes interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense. The Company recorded no amounts of accrued interest and accrued penalties related to unrecognized tax benefits as of December 31, 2023 and 2022.
The following is a tabular reconciliation of the total amounts of unrecognized tax benefits:

	For The Year Ended December 31,
in thousands	2023	2022
Unrecognized tax benefits as of the beginning of the year	$5,510	$5,114
Decrease related to prior year tax provisions	(2,363)	(1,582)
Increase related to current year tax provisions	1,261	1,978

Unrecognized tax benefits as of the end of the year	$4,408	$5,510

The unrecognized gross tax benefits would not reduce the annual effective tax rate if recognized because the Company recorded a valuation allowance on its deferred tax assets. As of December 31, 2023, the Company does not believe there will be a significant increase or decrease of unrecognized tax benefits within the next twelve months. The Company files income tax returns in the U.S. federal and various state jurisdictions. All tax returns will remain open for examination by the federal and state authorities for three
and four years, respectively, from the date of utilization of any net operating loss or credits. There have been no examinations of our income tax returns by any tax authority.